UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital InternationalSM]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: global map]

Annual report for the year ended June 30, 2008

Dear shareholders:

Emerging markets equities rose despite concerns about a global economic slowdown, rising inflation and interest rates that escalated as the year progressed. For the 12-month period ended June 30, 2008, the net asset value of the Emerging Markets Growth Fund rose 3.8%, with distributions reinvested, compared to 3.5% for its benchmark.*

Results were modest compared to the double-digit returns investors had become accustomed to over the past four years. Stocks experienced wide price swings throughout the period, registering big gains in the second half of 2007 before falling sharply in early 2008.

Market review

A number of markets, sectors and stocks witnessed reversals of fortune. China’s stock market ended the period relatively flat following an 80% rise in the prior fiscal year, and India also declined on the heels of a substantial gain in 2007. Industrials, which nearly doubled in the previous year, fell sharply on concerns about slowing global growth. Energy experienced the biggest jump among the sectors, rising more than 40% as crude oil doubled in price over the 12 months to $140 a barrel. The dispersion of returns among sectors and markets was quite expansive on the whole.

Energy and materials stocks and commodity-exporting markets benefited from strong demand, supply limitations and higher prices for oil, coal and many metals. Brazilian oil giant Petrobras and iron ore producer Vale do Rio Doce ranked among the top contributors to the benchmark index. Russia’s Gazprom and Norilsk Nickel also made strong showings.

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EMGF total returns vs. MSCI Emerging Markets Index (stacked)* for periods ended 6/30/08 (with distributions reinvested)

			MSCI
	Emerging		Emerging
	Markets		Markets
	Growth Fund	Annualized	Index*		Annualized
12 months	3.8%	—	3.5%		—
3 years	117.6	29.6%	103.3		26.7%
5 years	273.9	30.2	263.7		29.5
10 years	304.8	15.0	309.2		15.1
Lifetime	4,343.6	18.7	1,694.5	†	14.0	†
(since 5/30/86)
[End Sidebar]

Iron ore companies wrested substantial price increases from steel producers. Baosteel, the lead negotiator for China’s steel mills, agreed to a near doubling of iron ore prices in annual contract negotiations with Australian miner Rio Tinto. ArcelorMittal also announced it would raise prices amid higher input costs for iron ore and coal, prompting a round of increases from other steelmakers.

*The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) was adopted as the fund’s benchmark, effective December 1, 2007, as it better reflects the fund’s investment universe. Returns for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000; the MSCI Emerging Markets Index with net dividends from January 1, 2001 to November 30, 2007; and the MSCI EM IMI with net dividends reinvested thereafter. For the seven-month period ended June 30, 2008, the fund’s return was –8.99%, with dividends reinvested. The MSCI Emerging Markets Index and the MSCI EM IMI returned –11.45% and –12.42%, respectively, over the same seven-month period. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

†MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the IFC Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

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Percentage changes for markets and sectors are based on the MSCI EM IMI, with net dividends reinvested, and are for the year ended June 30, 2008, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, may be subject to additional risks, such as currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End Sidebar]

Global inflation accelerated in the first six months of 2008, climbing from 3.5% to 5.5%, according to a Merrill Lynch estimate. Inflation in the emerging markets rose even faster, with headline inflation rising to 8.6% percent, the highest rate since the beginning of this decade, according to the International Monetary Fund (IMF). Monetary authorities continued to grapple with the challenge of managing inflation without dampening economic growth, with most central banks in emerging Asia, Latin America and Eastern Europe increasing their key interest rates. Governments struggled with administrative measures to contain inflation, introducing price controls on oil, natural gas, electricity, food and fertilizer in early 2008 but then removing fuel and oil subsidies as the climbing price of crude oil spiked costs and strained public coffers.

Natural disasters rattled several countries in 2008. China’s worst earthquake in six decades devastated the country in May, killing nearly 70,000 people. Earlier in the year, severe winter snowstorms paralyzed much of the country, shutting down gold mines and steel mills, crippling major transportation networks and damaging crops. Heavy rains in South Africa shut down electricity and mining production, sending gold and platinum prices to record highs and highlighting the country’s lack of emergency back-up power generation.

Political developments were influential in several markets. The prime ministers of Malaysia and Thailand faced mounting calls for their resignations. Taiwanese President Ma Ying-jeou promised to forge strong ties with Beijing. The newly elected administration of South Korean President Lee Myung-bak, which ended a decade of liberal rule by Kim Dae-jung and his successor Roh Moo-hyun, was forced to respond to protests concerning quality control for beef imports. In Russia, Vladimir Putin assumed the office of prime minister as his successor, Dmitry Medvedev, was sworn in as president.

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10 largest equity holdings
		Percent of price
		change for the
	Percent of	12 months
	net assets as of 6/30/08	ended 6/30/08*

OAO Gazprom	4.2%	41.0%
América Móvil	3.2	–14.9
Taiwan Semiconductor	3.2	–1.2
Samsung Electronics	3.0	–3.9
OJSC OC Rosneft	1.7	46.7
Telekomunikasi Indonesia	1.6	–26.5
Banpu	1.5	103.3
Cia. Energética de Minas Gerais – CEMIG	1.5	16.8
Harmony Gold Mining	1.5	–14.4
Evraz Group	1.3	185.0
Total	22.7%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Many emerging markets remained robust through the period. However, several major economies that had grown at record pace in 2007 began to show signs of slowing in 2008. China’s GDP growth moderated to 10.1% in the April-June quarter, down from 11.9% for the same period in 2007. India’s GDP growth weakened to 8.8% in the first calendar quarter of 2008 from a year earlier, while record inflation prompted its central bank to aggressively raise its key lending rate in June.

Information technology and consumer discretionary stocks, which are susceptible to cyclical slowdowns, led the declines. Technology stocks dropped 18%, with components manufacturers such as Hon Hai Precision and Foxconn International falling on concerns about rising labor and material input costs in the face of sluggish consumer demand. Indian technology services providers such as Tata Consultancy and Infosys Technologies posted double-digit declines, hurt by concerns about slowing U.S. demand, though major diversified chipmakers such as Taiwan Semiconductor Manufacturing rallied. Consumer discretionary stocks fell 17%, with Chinese, Indian and South African companies registering especially sharp losses. Automakers Dongfeng Motor of China and Tata Motors of India slumped 25% and 40%, respectively.

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Where the fund’s assets were invested

					MSCI EM	Value of
	Percent of net assets				IMI[1]	holdings
						6/30/08
	6/30/06	6/30/07	12/31/07	6/30/08	6/30/08	(000)
Asia-Pacific
China	7.3%	10.3%	9.7%	11.0%	13.7%	$1,529,041
Hong Kong	1.6	1.1	1.2	.8	—	108,705
India	5.5	5.5	7.1	5.4	6.2	754,129
Indonesia	4.0	2.2	2.7	3.1	1.8	428,834
Malaysia	3.2	4.4	4.7	3.2	2.5	445,657
Philippines	.3	1.0	1.3	.9	.4	121,083
Singapore	—	.9	1.3	.8	—	118,107
South Korea	16.5	10.3	9.2	8.8	13.1	1,228,639
Sri Lanka	—	.2	.2	.1	—	19,805
Taiwan	11.1	11.2	9.7	8.3	11.3	1,153,547
Thailand	2.5	1.3	1.7	2.0	1.4	279,280
Vietnam	.2	.3	.1	.1	—	13,901
	52.2	48.7	48.9	44.5	50.4	6,200,728
Latin America
Argentina	.4	.3	.4	1.0	.7	141,596
Brazil	9.3	12.6	7.2	8.0	16.6	1,119,930
Chile	.3	.5	.4	1.1	1.2	148,852
Colombia	.4	.4	.4	.3	.4	48,351
Dominican Republic	—	—	—	—	—	560
Mexico	6.6	6.1	5.9	7.8	4.6	1,084,856
Peru	.1	—	—	.1	.7	16,780
Venezuela	—	—	—	—	—	1,093
	17.1	19.9	14.3	18.3	24.2	2,562,018
Eastern Europe and Middle East
Croatia	.1	—	.1	.1	—	15,014
Czech Republic	—	—	—	.1	.8	16,314
Hungary	.1	—	—	—	.7	—
Israel	2.9	2.1	1.8	1.7	2.5	232,479
Kazakhstan	.1	.5	.4	—	—	—
Oman	.1	.3	.3	.3	—	37,218
Pakistan	—	.1	.1	.1	.2	17,671
Poland	—	.2	.5	.8	1.7	109,141
Russia	5.6	6.4	11.7	13.2	10.0	1,835,775
Turkey	2.6	2.8	1.7	1.2	1.4	172,483
United Arab Emirates	.1	.1	.1	.2	—	27,119
	11.6	12.5	16.7	17.7	17.3	2,463,214
Africa
Egypt	1.9	2.7	3.6	2.2	.8	301,156
Morocco	.1	.1	.1	.1	.4	16,189
South Africa	9.5	7.9	6.0	7.0	6.8	970,074
	11.5	10.7	9.7	9.3	8.0	1,287,419
Other markets[2]
Canada	.5	.5	.5	.5		71,583
Germany	—	.2	.2	.1		9,589
Luxembourg	.2	—	—	—		—
Netherlands	.1	—	.1	.8		107,441
Sweden	.1	.1	—	—		—
United Kingdom	.7	1.0	1.1	1.9		262,822
United States of America	.4	.7	.8	.5		73,830
	2.0	2.5	2.7	3.8		525,265
Multinational	.4	.6	.6	.6		81,672
Other[3]	1.2	1.2	1.4	1.0		139,551
Cash & equivalents less liabilities	4.0	3.9	5.7	4.8		664,760

Total net assets	100.0%	100.0%	100.0%	100.0%		$13,924,627

[1] MSCI Emerging Markets Investable Market Index also includes Jordan (0.1% at 6/30/08). A dash indicates that the market is not included in the index. Source: MSCI.
[2] Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3] Includes stocks in initial period of acquisition.
[End Sidebar]

While financial stocks mostly avoided the dramatic slides experienced by their developed market counterparts, the sector nonetheless dipped 11%. Indian financials posted steep declines as the country’s consumer credit cycle appeared to have hit its peak following several years of rapid growth. South Korean financials also declined, with Kookmin Bank and Shinhan Financial tumbling 32% and 26%, respectively. Brazilian financials bucked the trend, with Banco Bradesco and Banco Itaú benefiting from a record lending environment. Chinese banks ended only slightly lower in the aggregate.

[Begin Sidebar]
Percent change in key markets*

	12 months ended 6/30/08		6 months ended 6/30/08

	Expressed	Expressed	Expressed	Expressed
	in U.S.	in local	in U.S.	in local
	dollars	currency	dollars	currency
Asia-Pacific
China	–.1%	–.4%	–26.4%	–26.4%
India	–14.3	–9.4	–43.0	–37.8
Indonesia	20.5	23.0	–9.9	–11.6
Malaysia	–6.3	–11.3	–17.7	–18.7
Pakistan	–25.2	–15.3	–22.4	–13.8
Philippines	–33.5	–35.4	–37.9	–32.5
South Korea	–12.9	–1.3	–19.6	–10.2
Taiwan	–9.0	–16.0	–5.8	–11.9
Thailand	6.3	2.9	–9.6	–10.3

Latin America
Argentina	25.7	23.1	34.2	28.9
Brazil	49.6	23.5	11.8	–.1
Chile	–9.7	–9.7	–6.0	–.5
Colombia	2.2	–.4	–2.5	–7.8
Mexico	–6.1	–10.3	.4	–5.2
Peru	19.2	16.0	7.8	7.1

Eastern Europe and Middle East
Czech Republic	42.9	1.9	10.0	–8.2
Hungary	–17.4	–32.2	–11.2	–23.3
Israel	17.3	–5.3	3.8	–8.5
Poland	–13.4	–33.9	–13.7	–25.3
Russia	24.6	21.9	–1.9	–2.9
Turkey	–20.3	–25.4	–38.9	–36.3

Africa
Egypt	37.0	29.0	–.7	–3.8
Morocco	51.7	33.4	29.7	21.7
South Africa	–7.7	2.4	–13.7	–1.2

Other Markets
Jordan	48.5	48.3	23.5	23.3

Emerging Markets
Growth Fund	3.8		–10.1

*The market indices, compiled by MSCI, are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[End Sidebar]

Several currencies appreciated against the U.S. dollar. The Brazilian real gained 21% and the Turkish lira rose 7%, though the Korean won fell 12%, the South African rand declined nearly 10% and the Indian rupee lost 6%.

Brazil — which surpassed China as the largest market by market capitalization in the MSCI EM IMI — blazed ahead of other markets, boosted by high-flying resource stocks and a much-anticipated upgrade of the country’s sovereign debt to investment grade by Standard & Poor’s and Fitch Ratings. Brazilian equities gained 50%, with Petrobras and Vale do Rio Doce accounting for a significant portion of the market’s gains. Shares of Petrobras rose 127% for the period, buoyed by the discovery of large offshore reserves in the Santos Basin area. Stock returns were further amplified by the sharp appreciation of the real. The Brazilian central bank paused and then reversed a monetary easing cycle, raising interest rates to 12.25% in light of inflationary concerns.

Latin America performed the best on a regional basis, supported by commodity-exporting markets; Asia fared the worst amid heightened concerns about inflation and slowing growth. Argentina posted double-digit gains, lifted by oil-and-gas pipe manufacturer Tenaris; Mexico fell 6%, however, hurt by declines in cement maker CEMEX and wireless communications provider América Móvil. América Móvil’s shares dropped 13% in one day — their sharpest decline ever — following a worse-than-expected earnings report. The stock ended 15% lower for the period amid additional concerns about straggling subscriber growth and increased regulator scrutiny. Mexico unexpectedly raised its benchmark interest rate to 7.75% in June, generating speculation that President Felipe Calderón’s measures to control inflation by freezing prices on food staples would be insufficient.

Investor enthusiasm for Chinese and Indian equity markets waned in 2008, following a string of successful multibillion-dollar initial public offerings in China and record capital inflows to India in 2007. The MSCI China IMI fell 0.1%, with technology, utilities and consumer discretionary stocks weighing heavily on results. Manufacturers such as Nine Dragons Paper struggled amid rising production costs. Industrials also declined, though China Railway Construction completed a $5.4 billion initial public offering in March. Energy and telecommunications stocks rose, boosted by major coal producers such as China Shenhua Energy and telecommunications giant China Mobile. Plans to allow fixed-line carriers to expand into wireless services were announced in late May. As a result, China Telecom, the country’s biggest fixed-line company, prepared to acquire the mobile assets of China Unicom. Chinese authorities allowed the renminbi to appreciate 11% against the U.S. dollar during the period. The central bank raised its key lending rate to 7.47% in December and loan reserve ratio requirements to 17.5% in June, exempting banks in earthquake-affected areas.

Indian stocks dropped 14%, hurt by macroeconomic worries about inflation and policy management as well as sharp declines in the consumer discretionary and financials sectors. After soaring in 2007, real estate securities were exceptionally hard hit, with developer DLF falling 29% after its initial public offering last June. Shares of Reliance Power also weakened following its much-anticipated offering; several IPOs were shelved altogether. Petrochemicals giant Reliance Industries rose 17%, however, mitigating broad market losses. Although merger and acquisition activity remained relatively subdued on the whole, Tata Motors acquired the Land Rover and Jaguar brands from Ford Motor, and Japanese drug maker Daiichi Sankyo announced plans to buy a controlling stake in India’s largest pharmaceuticals company, Ranbaxy Laboratories (which witnessed a 39% jump). Failed merger talks between India’s Bharti Airtel and South Africa’s MTN Group led to discussions between the South African telecom giant and smaller Indian telecom Reliance Communications.

In the run-up to next year’s national elections, the Indian government announced an expansionary budget proposal geared toward boosting domestic consumption, including a sweeping debt relief program for farmers. The burden of containing runaway inflation and preventing the economy from overheating fell on the Reserve Bank of India, which sharply increased its key lending rate to 8.5% in June.

Most Middle Eastern equities benefited from booming construction and increased liquidity in the region, while Russian stocks also thrived, gaining about 25%. Russian oil producers and metals and mining companies boosted returns amid a strengthening domestic economy, though inflation-related worries flared. Tighter credit conditions and a dimming global outlook brought the financial assets of countries with large current account deficits, such as South Africa and Turkey, under increased pressure.

South African stocks fell 8%, with financials and consumer discretionary stocks falling sharply amid increased concerns about the economic slowdown, rising inflation, a 250-basis-point interest rate hike and ongoing political uncertainty. Energy and materials stocks rose, however, led by alternative energy company Sasol and metals producer Impala Platinum, though production issues caused Harmony Gold and Gold Fields stock to decline despite rising gold prices. Turkish stocks fell 20%, hurt by growing political instability.

Portfolio review

Fund results for the fiscal year were modest compared to the double-digit returns of the past four fiscal years, but were nonetheless higher than those of its benchmark.* Results for this period were also better than those achieved by investors in developed markets in the aggregate.

*The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) was adopted as the fund’s benchmark, effective December 1, 2007, as it better reflects the fund’s investment universe. Returns shown on page 1 for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000; the MSCI Emerging Markets Index with net dividends from January 1, 2001 to November 30, 2007; and the MSCI EM IMI with net dividends reinvested thereafter. For the seven-month period ended June 30, 2008, the fund’s return was –8.99%, with dividends reinvested. The MSCI Emerging Markets Index and the MSCI EM IMI returned –11.45% and –12.42%, respectively, over the same seven-month period. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

Commodities and infrastructure development were predominant themes for the fund, with companies in the materials and energy sectors boosting results. Our largest commodity-related investments were in cement, steel, precious metals and fertilizer stocks. Russian steel maker Evraz, Middle Eastern contractor and cement maker Orascom Construction, coal producer China Shenhua Energy, Kazakh mining company Eurasian Natural Resources and Russian fertilizer producer Uralkali were among the primary contributors.

Shares of Evraz rose 185% on profit growth and strong domestic demand. Our combined Russian investments supported fund results overall.

As indicated, Eurasian Natural Resources was another boon to the portfolio, jumping 109% following its initial public offering in December. The company holds abundant mining resources in Kazakhstan and is the world’s largest producer of ferrochrome, which is used in the production of steel. The fund’s below-market investment in iron ore producer Vale do Rio Doce was the biggest detractor to returns in the materials sector. Another was India’s Ambuja Cement, which declined 42%, partly in response to government interference in the pricing of cement. Holdings in Nine Dragons Paper, one of China’s largest pulp, paper and packaging companies, also hurt returns as the share price fell 67% over a potential decline in demand.

The fund’s investments in the energy and materials sectors were increased during the period, but not as sharply as the market capitalization of these sectors rose. The two sectors combined now account for about a third of the MSCI EM IMI, with energy dominated by a few large oil and gas companies, some of which are still partially owned by the government. Prices of oil, gas and other fuels are generally regulated, and profits of oil and gas companies have not risen in line with crude oil prices. Hence, our investments in this area have been dispersed among a wider group of companies, including coal producers in Asia. The fund’s investments in the large Russian oil companies have also expanded, as domestic fuel prices have been allowed to rise and corporate profitability has shown improvement. Overall, the fund’s position in the energy sector remained underweight compared to the index, detracting from returns for the period.

Selection in the industrials, consumer staples and information technology sectors contributed to returns. Among industrials, the Middle East’s Orascom Construction and South Africa’s Murray & Roberts continued to benefit from booming business growth in the Gulf countries. In Latin America, Mexican president Felipe Calderón’s administration demonstrated a commitment to improving roads, ports and other infrastructure, including the building of new toll roads, boosting shares of infrastructure development company ICA. Shares of Brazil’s Concessões Rodoviárias ended the year 8% higher after the construction company was awarded several toll road contracts. At the other end of the spectrum, India’s Suzlon Energy detracted from returns, with shares of the wind turbine manufacturer tumbling 32% as the company faced questions over product quality in some Western markets.

In the consumer staples area, the fund’s investments in agricultural companies helped to further shore up results. Brazil has emerged as one of the largest global producers and exporters of animal protein, benefiting from both domestic and foreign demand. Beef producer Marfrig and poultry producer Perdigão are prime examples of this trend, as they have experienced volume growth in the high single digits over the past few years. Shares of Perdigão rose 43% and those of Marfrig gained 37% for the year. In Asia, palm oil producers Wilmar and IOI also boosted returns for the sector.

Information technology stocks did poorly on the whole, falling 18% and lagging the broader emerging markets by a wide margin. Many of the fund’s holdings slipped markedly, including India’s Infosys Technologies, which suffered from dwindling growth of its U.S. exports, and Taiwanese electronics components maker Hon Hai Precision, which faced slowing demand and rising input costs. High Tech Computer managed to buck the trend, gaining 62%. The Taiwan-based company provides many of the smart cell phones sold by branded companies.

Financial stocks declined 11% in the aggregate, as investor sentiment toward the sector weakened amid global credit turmoil. The fund’s holdings in Malaysian banks S P Setia and Bumiputra Commerce slid, dogged by political and financial market uncertainty in the country. Indian real estate developer DLF also dropped 29% amid concerns about rising interest and mortgage rates and a potential downturn in the real estate market. On the positive side, the fund held fewer positions in the financials sector compared to the market index, which helped to buffer results. Fund managers have avoided banks in Brazil, India, Taiwan and South Africa on concerns about overextended consumer credit and rising interest rates.

Telecommunication services stocks had mixed results. América Móvil and Telekom Indonesia, among the fund’s largest investments, fell on lowered expectations for profit and revenue growth.

On a country level, we substantially increased our position in Russian stocks during the period from 6% to 13% of total assets, making Russia the largest market in the fund. The higher level of investment (primarily in commodities producers) helped portfolio results, as the fund’s Russian holdings rose by about 87% in the aggregate.

China ended the reporting period as the portfolio’s second largest market with 11% of assets. Even though we carried fewer investments in the larger Chinese companies, we continued to acquire consumer and infrastructure-related stocks. Several of our energy holdings had positive returns, including China Shenhua Energy and China Coal Energy. However, large declines in stocks such as Nine Dragons Paper and China Mengniu Dairy held back fund results. In Latin America, we reduced our investments in Brazil as valuations climbed, but increased our holdings in Mexico, where we believe stock prices are reasonable relative to earnings growth prospects.

Outlook

We have become more cautious in the near term as accelerating inflation, a slowing global economy and tighter credit market conditions have created a difficult environment for policymakers and corporations alike. We have increased our investments in companies with high cash flows as well as those that pay dividends.

The commodities boom has been a mixed blessing for emerging markets. While it has benefited exporters such as Russia, Brazil and Argentina, it has also produced substantial inflationary pressures at a time of sluggish global growth. The fact that prices have risen for all essential goods — including food and energy — complicates the challenge even further, as governments strive to balance the cost of subsidies for these products against the strain they place on fiscal budgets.

So far, central banks in most emerging markets have raised interest rates or tightened monetary policy through other measures — even in the face of declining or static interest rates in the U.S., the U.K., Japan and several other developed markets. While higher rates are likely to keep a lid on inflation, they are also bumping up borrowing costs for corporations, which are simultaneously being hit with greater input costs and, in many cases, slowing demand in foreign or domestic markets. According to the IMF, economic growth in the emerging markets is expected to slow by one percentage point to 7% in both 2008 and 2009.

In this environment, we have emphasized investments in the more cash-generative industries such as telecommunication services, while reducing positions in the financials sector. We have also trimmed holdings in industries that are dependent on exports to the U.S., such as Indian software service providers, and in markets where the consumer credit cycle appears stretched, such as Brazil. We are making a greater distinction between markets where government policies have become more populist or the fiscal or current accounts are on a downtrend, such as India, South Africa and Turkey, versus markets such as China where government policies are expected to have a greater chance of effecting a gradual economic slowdown.

We have selectively increased the fund’s holdings in the materials sector, particularly in areas where we expect to see sustained demand over the medium term. These include agriculture-related industries such as fertilizer makers, palm oil growers and ranchers. In the energy sector, we have invested in Asian coal companies and increased our positions in a few of the large oil producers as they pass on higher prices to consumers. Overall, the aggregate dividend yield of the fund’s holdings has risen to 2.8%, compared to 2.4% for the MSCI EM IMI.

Many investors are questioning whether emerging markets are becoming disproportionately tied to the commodities cycle. Because growth in Asia drives much of the incremental demand for raw materials, we believe that Asian countries and commodity-producing nations are in a mutually beneficial relationship. We also believe that China will continue to be an important anchor for both the global economy and emerging markets, and that its ongoing modernization will underpin demand for commodities in the years to come.

While the fund is more defensively positioned for the near term, we remain quite positive on prospects for the medium term. We believe that improvements in the macroeconomic framework of most markets have been profound and will remain long lasting. Most countries have current account surpluses. Aggregate foreign currency reserves total more than US$3 trillion, and government policies continue to shift toward encouraging private enterprise. The subject of inflation, which is currently the source of extensive debate, provides several examples to support this view. Although inflation has risen above official targets in most countries, it largely remains in the single digits, with very few nations inching into double digits. The current circumstances differ radically from those of the last decade, when aggregate inflation in emerging markets was about 50%, according to the IMF. Corporations have made substantial progress as well — thanks to better corporate governance, sounder balance sheets, sustained earnings and lower leverage. The return on equity for emerging markets was about 17% at the end of the reporting period, compared to 15% for developed markets.

Despite the sharp declines in some markets, emerging markets held up relatively well in the aggregate over the course of a tumultuous year, suggesting their increased resilience. That all markets and sectors did not rise and fall in tandem underscores the declining contagion risk, as each market, industry and company is judged on its own merits and not in broad brush strokes. The increasing participation of local investors, both retail and institutional, has brought maturity and staying power to these markets. With several Asian and Middle Eastern sovereign wealth funds providing assistance to western companies, emerging markets are now viewed as an important factor in restoring health to financial markets and sustaining the global economy. Companies are being evaluated based on earnings prospects and other traditional valuation parameters, giving active managers substantial opportunities during sizable market shifts.

We view the fund’s modest return for the past 12 months as the end of the beginning rather than the beginning of the end. The next few years are unlikely to repeat the extraordinary results of the 2004–2007 period, when investors began to recognize the substantial improvements made in developing economies. But with more than two billion people in these countries set to enter the middle class, we are witnessing a new phenomenon in modern history — one which is bound to present a plethora of interesting investment opportunities for many years to come.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Shaw B. Wagener
Shaw B. Wagener
President
June 30, 2008

The value of a long-term perspective

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2008, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,202,070. This is significantly more than the $1,764,921 generated by the unmanaged MSCI EM Index (stacked).

[begin mountain chart]
	Emerging Markets Growth Fund[2]	MSCI Emerging Markets Index (stacked)[3]

12/31/1987	$100,000	$100,000
6/30/1988	138,053	136,912
12/31/1988	141,980	140,427
6/30/1989	203,614	173,906
12/31/1989	275,812	231,650
6/30/1990	296,302	258,080
12/31/1990	250,848	207,209
6/30/1991	349,859	281,281
12/31/1991	409,863	331,349
6/30/1992	453,884	355,819
12/31/1992	460,360	369,135
6/30/1993	551,713	421,825
12/31/1993	794,977	645,384
6/30/1994	741,137	578,578
12/31/1994	782,904	598,165
6/30/1995	732,096	578,478
12/31/1995	726,601	567,009
6/30/1996	845,474	627,491
12/31/1996	845,574	601,205
6/30/1997	1,092,098	707,935
12/31/1997	927,272	531,555
6/30/1998	791,087	431,270
12/31/1998	696,603	396,860
6/30/1999	953,943	555,079
12/31/1999	1,239,461	660,407
6/30/2000	1,198,460	607,647
12/31/2000	855,467	458,257
6/30/2001	847,207	450,050
12/31/2001	826,143	446,274
6/30/2002	799,378	454,921
12/31/2002	744,120	418,732
6/30/2003	856,488	485,280
12/31/2003	1,127,420	652,453
6/30/2004	1,095,308	646,124
12/31/2004	1,361,210	819,176
6/30/2005	1,471,426	868,292
12/31/2005	1,883,298	1,097,686
6/30/2006	2,028,701	1,176,259
12/31/2006	2,571,214	1,450,832
6/30/2007	3,085,311	1,705,431
12/31/2007	3,563,076	2,022,748
6/30/2008	3,202,070	1,764,921
[end mountain chart]

[1]The minimum initial investment for EMGF is $100,000.
[2]Values are based on a $100,000 investment with distributions reinvested.

[3]Values shown for the MSCI EM Index (stacked) reflect the MSCI EM Index with gross dividends through December 31, 2000, the MSCI EM Index with net dividends from January 1, 2001 to November 30, 2007, and the MSCI EM IMI with net dividends thereafter. The index is unmanaged and its results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[4]For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

Total returns
(with all distributions reinvested for periods ended June 30, 2008)

	Cumulative	Average annual
	total returns	total returns

1 year	3.8%	—
5 years	273.9	30.2%
10 years	304.8	15.0

Fund results shown are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call 800/421-0180, ext. 96245.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s current investment adviser, is part of The Capital Group Companies,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network that employs more than 182 investment professionals based on three continents. They include analysts and portfolio managers, born in more than 32 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

Over time, the fund’s adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, there are 23 analysts covering these countries, compared with four in 1986; 19 of these analysts also manage a portion of the fund. Most of the fund’s assets are managed by its six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio
June 30, 2008

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds and notes	Percent of net assets
Materials	15.82%	.64%	.03%	.03%	16.52%
Energy	14.23	.38	-	.06	14.67
Telecommunication Services	13.41	.59	-	-	14.00
Information Technology	11.22	-	-	-	11.22
Industrials	9.69	-	-	-	9.69
Financials	8.92	.23	-	.09	9.24
Consumer Discretionary	7.03	.32	-	.10	7.45
Consumer Staples	5.87	-	-	-	5.87
Utilities	1.75	1.49	-	.03	3.27
Health Care	1.20	-	.02	.02	1.24
Other	1.37	-	-	.67	2.04
	90.51%	3.65%	.05%	1.00%	95.21%

Short-term securities					4.02
Excess of cash and receivables over payables (including foreign currency contracts)					.77

Net assets					100.00%

Equity securities		Value
	Shares	(000)

Argentina - 0.42%
Empresa Distribuidora y Comercializadora Norte SA, Class B (ADR) (1)	1,037,300	$11,825
Grupo Financiero Galicia SA, Class B (1)	5	-
Grupo Financiero Galicia SA, Class B (ADR) (1)	1,175,700	5,820
Telecom Argentina SA, Class B (ADR) (1)	116,300	1,657
Tenaris SA (ADR)	524,200	39,053
		58,355

Brazil - 7.88%
Anhanguera Educacional Participações SA, units	1,543,400	26,030
B2W - Cia. Global do Varejo, ordinary nominative	172,600	6,351
B2W - Cia. Global do Varejo (GDR) (acquired 10/11/05, cost: $397,000) (2)	14,678	1,080
Banco do Estado do Rio Grande do Sul SA, Class B, preferred nominative	1,694,300	9,826
CESP - Cia. Energética de São Paulo, Class B, preferred nominative	402,760	8,282
Cia. de Saneamento de Minas Gerais, ordinary nominative	1,444,800	26,876
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	8,319,445	202,796
Cia. Energética de Minas Gerais - CEMIG, preferred nominative (ADR)	199,250	4,892
Cia. Vale do Rio Doce, ordinary nominative (ADR)	8,400	301
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	2,309,024	68,901
Companhia de Concessões Rodoviárias, ordinary nominative	4,216,200	83,769
Drogasil SA, ordinary nominative	1,521,000	14,209
Dufry South America Ltd. (BDR)	2,963,500	65,029
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative	302,500	2,024
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	77,300	2,048
Helbor Empreendimentos SA, ordinary nominative	2,590,000	15,167
Hypermarcas SA, ordinary nominative (1)	4,144,000	50,144
Itaúsa - Investimentos Itaú SA, preferred nominative	3,471,915	22,138
LIGHT - Serviços de Eletricidade SA, ordinary nominative	560,613	8,084
Marfrig Frigoríficos e Comércio de Alimentos SA, ordinary nominative	5,722,300	74,443
Marisa SA, ordinary nominative	1,505,900	4,201
NET Serviços de Comunicação SA, preferred nominative (1)	2,506,700	31,903
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $11,955,000) (1) (2) (3) (4)	27,000	-
OGX Petróleo e Gás Participações SA, ordinary nominative (1)	51,700	41,165
PDG Realty SA Empreendimentos e Participações, ordinary nominative	121,200	1,739
Perdigão SA, ordinary nominative	2,343,829	63,496
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	312,200	22,113
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	916,000	53,082
SLC Agrícola SA	1,187,500	23,824
Telemig Celular Participações SA, preferred nominative (ADR)	335,069	19,937
Telemig Celular SA, Class G, preferred nominative	38,529	16,907
Tele Norte Leste Participações SA, preferred nominative (ADR)	323,600	8,061
TIM Participações SA, ordinary nominative (1)	13,575,102	50,896
TIM Participações SA, preferred nominative	9,682,768	27,682
TIM Participações SA, preferred nominative (ADR)	322,200	9,160
Usinas Siderúrgicas de Minas Gerais SA, ordinary nominative	241,050	11,440
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	400,870	19,855
		1,097,851

Canada - 0.51%
Banro Corp. (1)	1,063,500	7,478
CIC Energy Corp. (1) (4)	3,251,700	24,718
Farallon Resources Ltd. (1)	8,407,500	6,441
Katanga Mining Ltd. (1)	1,457,533	18,652
Platmin Ltd. (1)	1,985,700	13,846
Platmin Ltd. (CDI) (1)	64,200	448
		71,583

Chile - 1.07%
Cía. de Telecomunicaciones de Chile SA (ADR)	6,712,218	38,662
Empresas La Polar SA	5,506,600	22,339
Enersis SA (ADR)	3,676,300	57,277
Ripley Corp SA	39,636,796	30,574
		148,852

China - 10.98%
Acorn International, Inc. (ADR) (1)	75,000	525
Advanced Semiconductor Manufacturing Corp. Ltd. (Hong Kong) (1)	8,030,000	234
AirMedia Group Inc. (ADR) (1)	520,774	7,520
Alibaba.com Ltd. (Hong Kong) (1)	942,500	1,320
Anhui Conch Cement Co. Ltd. (Hong Kong) (1)	4,601,500	30,565
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Citigroup, expire January 20, 2010 (acquired 12/21/06, cost: $2,045,000) (1) (2)	380,926	2,244
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Lehman Brothers, expire June 3, 2013 (acquired 5/31/06, cost: $844,000) (1) (2)	155,839	909
ANTA Sports Products Ltd. (Hong Kong)	25,129,600	19,600
Bank of China Ltd. (Hong Kong)	171,661,000	76,255
Beijing Enterprises Holdings Ltd. (Hong Kong)	6,527,000	21,224
BYD Co. Ltd. (Hong Kong)	22,478,200	28,985
China Aoyuan Property Group Ltd. (Hong Kong)	15,472,000	3,434
China Communications Construction Co. Ltd. (Hong Kong)	12,716,000	21,706
China Construction Bank Corp. (Hong Kong)	115,044,600	92,449
China Gas Holdings Ltd. (Hong Kong)	69,009,000	18,327
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	28,444,000	58,562
China Huiyuan Juice Group Ltd. (Hong Kong)	930,500	582
China Life Insurance Co. Ltd. (ADR)	206,306	10,765
China Mengniu Dairy Co. (Hong Kong)	14,731,000	41,489
China Oilfield Services Ltd. (Hong Kong)	4,332,000	7,762
China Overseas Land & Investment Ltd. (Hong Kong)	21,818,083	34,532
China Petroleum & Chemical Corp. (Hong Kong)	76,255,000	70,910
China Railway Construction Corp. Ltd. (Hong Kong) (1)	22,302,500	31,414
China Resources Enterprise Ltd. (Hong Kong)	7,394,000	21,245
China Resources Land Ltd. (Hong Kong)	13,140,000	18,167
China Shenhua Energy Co. Ltd. (Hong Kong)	30,731,000	120,900
China Yurun Food Group Ltd. (Hong Kong)	8,314,000	13,635
COSCO Pacific Ltd. (Hong Kong)	14,111,000	23,100
Country Garden Holdings Co. Ltd. (Hong Kong)	5,659,000	3,654
Ctrip.com International Ltd. (ADR)	517,780	23,704
Dongfeng Motor Group Co. Ltd. (Hong Kong)	186,700	549
Focus Media Holding Ltd. (ADR) (1)	913,800	25,331
Giant Interactive Group Inc. (ADR) (1)	605,200	7,335
GOME Electrical Appliances Holding Ltd. (Hong Kong)	247,243,316	116,940
Huaneng Power International, Inc. (Hong Kong)	16,244,000	11,237
Industrial and Commercial Bank of China Ltd. (Hong Kong)	208,940,000	142,478
Intime Department Store (Group) Co. Ltd. (Hong Kong)	1,101,500	604
KWG Property Holding Ltd. (Hong Kong)	4,136,000	2,966
Lenovo Group Ltd. (Hong Kong)	85,712,700	57,670
Li Ning Co. Ltd. (Hong Kong)	6,730,000	15,564
New Oriental Education & Technology Group Inc. (ADR) (1)	194,300	11,351
Nine Dragons Paper Industries Co. Ltd. (Hong Kong)	96,759,200	75,290
Perfect World Co. Ltd., Class B (ADR) (1)	302,700	7,564
Qinghai Salt Lake Potash Co. Ltd., Class A Call Warrants issued by UBS AG, expire May 10, 2010 (acquired 5/8/07, cost: $4,091,000) (2)	823,914	10,592
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000	2,142
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	20,880,000	4,288
Sinofert Holdings Ltd. (Hong Kong)	72,752,740	56,372
Suntech Power Holdings Co. Ltd. (ADR) (1)	891,100	33,381
Tong Ren Tang Technologies Co. Ltd. (Hong Kong)	804,900	1,090
TPV Technology Ltd. (Hong Kong)	62,836,000	32,762
Weichai Power Co. Ltd. (Hong Kong)	9,904,000	42,327
Wumart Stores, Inc. (Hong Kong)	10,309,384	9,383
Xinao Gas Holdings Ltd. (Hong Kong)	8,898,000	15,240
Yanzhou Coal Mining Co. Ltd. (Hong Kong)	21,970,000	40,867
		1,529,041

Colombia - 0.34%
Cía. de Cemento Argos SA	1,999,900	7,479
Inversiones Argos SA	7,906,483	39,243
		46,722

Croatia - 0.11%
HT - Hrvatske telekomunikacije d.d. (GDR)	254,473	15,014

Czech Republic - 0.12%
Telefónica 02 Czech Republic, AS	508,500	16,314

Egypt - 2.16%
Commercial International Bank (Egypt) S.A.E.	883,146	14,167
Egyptian Company for Mobile Services S.A.E.	2,142,150	67,013
Orascom Construction Industries Co.	882,713	60,784
Orascom Construction Industries Co. (GDR)	361,456	49,419
Orascom Telecom Holding S.A.E. (GDR)	1,665,700	106,416
Raya Holding Co. for Technology and Communication S.A.E.	1,506,700	3,357
		301,156

Germany - 0.07%
C.A.T. oil AG (1)	676,765	9,589

Hong Kong - 0.78%
C C Land Holdings Ltd.	39,490,200	24,422
Clear Media Ltd. (1)	12,408,000	10,814
Kingboard Laminates Holdings Ltd.	11,093,500	6,528
Kingway Brewery Holdings Ltd. (1)	3,993,300	557
Shangri-La Asia Ltd.	28,471,246	66,384
		108,705

India - 5.41%
Ambuja Cements Ltd.	33,099,388	58,570
Apollo Hospitals Enterprise Ltd.	1,222,966	13,929
Apollo Hospitals Enterprise Ltd. (GDR)	233,800	2,663
Bharat Electronics Ltd.	380,971	8,958
Bharat Heavy Electricals Ltd.	376,458	12,182
Bharti Airtel Ltd. (1)	5,141,274	86,391
Cummins India Ltd.	1,182,073	6,429
DLF Ltd.	10,039,857	92,742
Dr. Reddy's Laboratories Ltd.	533,936	8,351
Future Capital Holdings Ltd. (1)	646,417	4,695
GMR Infrastructure Ltd. (1)	2,892,000	5,412
Hindustan Unilever Ltd.	1,598,959	7,693
Hotel Leelaventure Ltd.	2,840,500	2,224
Housing Development Finance Corp. Ltd.	1,177,294	53,900
India Cements Ltd.	2,499,600	7,928
Info Edge (India) Ltd.	4,663	104
Infosys Technologies Ltd.	858,820	34,754
Infrastructure Development Finance Co. Ltd. (1)	6,697,291	16,161
Ishaan Real Estate PLC (1)	2,077,023	3,177
Jammu and Kashmir Bank Ltd. (1)	537,400	6,604
Larsen & Toubro Ltd.	627,808	31,960
McLeod Russel India Ltd. (4)	5,566,169	8,764
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195	27,078
Mundra Port and Special Economic Zone Ltd. (1)	83,696	964
Rajesh Exports Ltd.	7,591,146	10,305
Ranbaxy Laboratories Ltd.	1,926,894	23,481
Reliance Industries Ltd.	743,804	36,312
Sanghvi Movers Ltd.	969,167	4,101
Shopper's Stop Ltd.	1,005,300	7,532
Shree Cement Ltd. (1)	602,922	8,387
Sobha Developers Ltd.	263,020	1,714
Steel Authority of India Ltd.	764,037	2,484
Sun Pharmaceutical Industries Ltd. (1)	242,857	7,940
Suzlon Energy Ltd. (1)	22,040,489	110,902
United Spirits Ltd.	1,181,608	34,299
Wipro Ltd.	365,778	3,750
		752,840

Indonesia - 3.02%
PT Astra International Tbk	36,449,000	76,457
PT Bank Mandiri (Persero) Tbk	113,853,500	32,185
PT Ciputra Surya Tbk (1)	30,567,500	1,563
PT Indo Tambangraya Megah Tbk	11,292,500	41,385
PT Jaya Real Property	9,808,000	926
PT Medco Energi Internasional Tbk (1)	47,469,000	24,391
PT Ramayana Lestari Sentosa Tbk	218,519,500	16,411
PT Surya Citra Media Tbk	38,277,500	3,905
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	282,065,152	223,825
		421,048

Israel - 1.67%
"Bezeq" The Israel Telecommunication Corp. Ltd.	27,764,700	54,708
Bank Hapoalim B.M.	2,787,036	12,286
Bank Leumi le-Israel B.M.	4,094,044	20,390
Israel Chemicals Ltd.	2,844,406	65,813
Orbotech Ltd. (1)	425,673	5,670
Partner Communications Co. Ltd.	625,604	14,903
Shufersal Ltd.	5,069,448	27,176
Teva Pharmaceutical Industries Ltd. (ADR)	688,500	31,533
		232,479

Kazakhstan - 0.00%
JSC KazMunaiGas Exploration Production	1	-

Malaysia - 3.20%
AirAsia Bhd. (1)	15,185,700	4,051
Astro All Asia Networks PLC	6,357,300	6,575
Bumiputra-Commerce Holdings Bhd.	42,953,149	105,387
Eastern & Oriental Bhd. (1)	20,582,430	11,282
Gamuda Bhd.	13,266,800	9,506
Genting Bhd.	6,738,900	11,574
IJM Corp. Bhd. (4)	48,746,514	82,104
IOI Corp. Bhd.	21,157,975	48,361
Mah Sing Group Bhd.	30,938,633	13,453
MISC Bhd.	6,549,700	16,659
Naim Cendera Holdings Bhd.	11,661,500	12,384
Resorts World Bhd.	39,990,400	31,883
S P Setia Bhd.	39,872,950	35,936
StemLife Bhd. (4)	8,331,900	4,466
Tanjong PLC	3,812,200	16,015
TM International Bhd. (1)	16,106,100	30,374
Transmile Group Bhd. (1) (4)	15,205,500	5,647
		445,657

Mexico - 7.79%
América Móvil, SAB de CV, Series A	48,825,000	127,869
América Móvil, SAB de CV, Series L	42,221,320	111,598
América Móvil, SAB de CV, Series L (ADR)	3,983,800	210,145
Bolsa Mexicana de Valores, SAB de CV, Series A (1)	7,313,400	10,321
Carso Infraestructura y Construcción, SAB de CV, Series B1 (1)	56,128,500	51,231
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	4,271,416	105,504
Empresas ICA, SAB de CV, ordinary participation certificates (1)	13,998,051	87,277
Grupo Famsa, SAB de CV, Series A (1)	6,868,006	26,260
Grupo Financiero Inbursa, SAB de CV	23,934,400	86,734
Grupo México, SAB de CV, Series B	10,884,600	24,695
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	306,328	7,235
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B1 (1)	51,694,100	81,631
Industrias CH, SAB de CV, Series B (1)	1,578,300	8,794
Kimberly-Clark de México, SAB de CV, Series A	6,683,850	27,197
Megacable Holdings, SAB de CV, ordinary participation certificates (1)	3,046,500	8,862
Teléfonos de México, SAB de CV, Series L (ADR)	2,690,400	63,709
Wal-Mart de México, SAB de CV, Series V	11,548,895	45,794
		1,084,856

Morocco - 0.12%
Holcim (Maroc) SA	46,585	16,189

Netherlands - 0.77%
Efes Breweries International NV (GDR) (1)	465,304	13,717
New World Resources NV, Class A (1)	1,497,998	53,129
Vimetco NV (GDR) (1)	1,553,650	13,336
X5 Retail Group NV (GDR) (1)	812,834	27,259
		107,441

Oman - 0.27%
BankMuscat (SAOG) (GDR)	2,040,632	37,218

Pakistan - 0.13%
Fauji Fertilizer Co. Ltd.	2,227,200	4,210
Oil and Gas Development Co. Ltd. (GDR)	791,800	13,461
		17,671

Peru - 0.12%
Cía. de Minas Buenaventura SAA (ADR)	256,700	16,780

Philippines - 0.87%
Ayala Land, Inc.	72,366,696	15,483
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790	-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431	-
International Container Terminal Services, Inc.	15,874,588	10,433
Philippine Airlines, Inc. (1)	68,631,450	2,221
Philippine Long Distance Telephone Co.	90,360	4,823
Philippine Long Distance Telephone Co. (ADR)	173,500	9,268
PNOC Energy Development Corp.	529,738,000	61,392
SM Investments Corp.	2,313,829	12,635
SM Prime Holdings, Inc.	30,950,346	4,828
		121,083

Poland - 0.78%
Polski Koncern Naftowy ORLEN SA (1)	2,630,300	42,130
Telekomunikacja Polska SA	6,878,100	67,011
		109,141

Russia - 13.15%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,241,000) (1) (2) (3) (4) (5)	11,429,113	20,926
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,318,000) (1) (2) (3) (4) (5)	19,460,214	36,177
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $2,761,000) (1) (2) (3) (4) (5)	2,761,371	2,201
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $3,849,000) (1) (2) (3) (4) (5)	3,849,000	3,735
Evraz Group SA (GDR)	1,546,750	179,996
Integra Group, Class A (GDR) (1)	2,988,610	32,877
JSC Polymetal (GDR) (1)	984,400	7,865
JSC Uralkali	4,007,780	57,892
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000) (1) (2) (3)	5,247,900	2,861
OAO Gazprom	1,334,000	19,448
OAO Gazprom (ADR)	9,794,750	566,984
OAO LUKOIL (ADR)	159,900	15,728
OAO TMK	1,212,914	10,431
OAO TMK (GDR)	2,553,235	100,335
OJSC LSR Group (GDR) (1)	1,313,400	20,183
OJSC M.video (1)	5,087,570	41,464
OJSC Magnit (1)	572,564	26,334
OJSC Magnit (GDR) (1)	1,204,800	13,974
OJSC Magnitogorsk Iron and Steel Works (GDR)	5,841,900	101,370
OJSC MMC Norilsk Nickel (ADR)	1,753,400	44,263
OJSC Mobile TeleSystems (ADR)	1,522,400	116,631
OJSC Novolipetsk Steel (GDR)	1,165,350	66,275
OJSC OC Rosneft (GDR)	20,454,882	236,607
OJSC Pharmstandard (GDR) (1)	819,900	22,580
OJSC Power Machines (1)	66,002,565	13,993
OJSC VTB Bank (GDR)	913,100	6,302
Sberbank (Savings Bank of the Russian Federation)	16,021,314	50,656
Sberbank (Savings Bank of the Russian Federation) (GDR)	34,500	12,564
		1,830,652

Singapore - 0.85%
Ascendas India Trust	28,651,500	19,076
Banyan Tree Holdings Ltd.	3,782,000	3,679
CapitaRetail China Trust (1)	17,399,000	15,897
Olam International Ltd.	3,331,190	5,968
Wilmar International Ltd.	19,709,420	73,487
		118,107

South Africa - 6.87%
AngloGold Ashanti Ltd.	1,927,876	65,886
AngloGold Ashanti Ltd. (ADR)	2,113,756	71,741
Anglo Platinum Ltd.	264,241	44,197
Anglo Platinum Ltd., 6.38% convertible preferred, May 31, 2009	79,068	4,663
Aveng Ltd.	5,090,856	37,717
Gold Fields Ltd.	1,113,491	14,159
Gold Fields Ltd. (ADR)	208,560	2,638
Harmony Gold Mining Co. Ltd. (1)	8,603,108	105,196
Harmony Gold Mining Co. Ltd. (ADR) (1)	8,218,292	100,674
Impala Platinum Holdings Ltd.	1,422,987	56,240
Massmart Holdings Ltd.	738,602	5,852
MTN Group Ltd.	6,637,716	105,364
Murray & Roberts Holdings Ltd.	4,104,306	45,749
Mvelaphanda Resources Ltd. (1)	3,559,539	29,688
Naspers Ltd., Class N	1,054,658	23,100
Raubex Group Ltd.	3,177,466	13,847
Sappi Ltd.	3,318,806	40,245
Sappi Ltd. (ADR)	519,600	6,178
Sasol Ltd.	1,768,511	104,629
Sasol Ltd. (ADR)	258,200	15,218
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $10,827,000) (1) (2) (3) (4) (5)	27,594	35,620
Truworths International Ltd.	1,388,500	4,084
Wilson Bayly Holmes - Ovcon Ltd.	1,713,822	24,269
		956,954

South Korea - 8.82%
Cheil Worldwide Inc.	31,970	7,568
Daegu Bank, Ltd.	564,770	7,509
Gmarket Inc. (ADR) (1) (4)	2,554,429	52,366
GS Engineering & Construction Corp.	133,400	14,558
Hana Financial Holdings	351,480	13,499
Hankook Tire Co., Ltd.	2,581,340	35,843
Hite Brewery Co., Ltd.	267,020	29,228
Hynix Semiconductor Inc. (1)	1,014,850	24,086
Hyundai Mobis Co., Ltd.	109,520	8,853
Hyundai Steel Co.	1,217,630	91,512
Korean Reinsurance Co.	1,151,988	13,246
KT&G Corp.	510,660	43,937
LG Electronics Inc.	344,590	38,939
LG Electronics Inc., nonvoting preferred	245,695	12,501
LG Telecom Ltd.	10,956,198	83,083
Lotte Shopping Co.	20,131	5,989
Lotte Shopping Co. (GDR)	2,900	46
Lotte Shopping Co. (GDR) (acquired 1/27/06, cost: $8,474,000) (2)	408,970	6,434
Macquarie Korea Infrastructure Fund	205,000	1,271
Macquarie Korea Infrastructure Fund (GDR)	4,843,310	31,966
Mirae Asset Securities Co., Ltd.	30,297	2,959
NHN Corp. (1)	421,498	73,625
Samsung Electronics Co., Ltd.	316,145	189,092
Samsung Electronics Co., Ltd. (GDR)	758,028	222,271
Samsung Engineering Co., Ltd.	420,290	31,390
Samsung Securities Co., Ltd.	107,080	6,667
Samsung Techwin Co., Ltd.	410,480	18,245
Shinhan Financial Group Co., Ltd.	829,570	37,438
Shinsegae Co., Ltd.	28,326	15,223
SK Energy Co., Ltd.	646,240	71,803
SK Telecom Co., Ltd.	1,003	183
SK Telecom Co., Ltd. (ADR)	277,400	5,762
S-Oil Corp.	470,730	30,195
Sungshin Cement Co., Ltd. (1)	169,650	1,352
		1,228,639

Sri Lanka - 0.14%
Dialog Telekom Ltd.	149,615,180	19,805

Taiwan - 8.28%
AU Optronics Corp. (ADR)	924,180	14,639
Cathay Financial Holding Co., Ltd.	1,242,193	2,681
CTCI Corp.	27,918,870	22,263
Delta Electronics, Inc.	27,038,922	75,504
Farglory Land Development Co., Ltd.	3,162,000	9,793
Formosa Plastics Corp.	36,538,000	88,067
Fubon Financial Holding Co., Ltd.	12,395,000	12,585
High Tech Computer Corp.	2,857,469	63,929
Hon Hai Precision Industry Co., Ltd.	13,617,468	66,977
Hon Hai Precision Industry Co., Ltd. (GDR)	1,027,343	10,198
Huaku Construction Corp.	3,159,000	8,758
InnoLux Display Corp.	12,740,996	22,834
MediaTek Incorporation	2,584,776	29,767
Phison Electronics Corp.	2,076,321	10,803
President Chain Store Corp.	5,042,517	16,764
Synnex Technology International Corp.	14,726,355	30,286
Taiwan Cement Corp.	71,973,470	97,096
Taiwan Mobile Co., Ltd.	25,473,422	47,391
Taiwan Semiconductor Manufacturing Co., Ltd. (1)	203,325,176	434,873
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (1)	1,052,700	11,485
TECO Electric & Machinery Co., Ltd.	83,459,000	46,557
Test-Rite International Co., Ltd.	16,066,643	9,675
Tripod Technology Corp.	7,741,760	19,335
Yageo Corp.	4,163,000	1,287
		1,153,547

Thailand - 2.01%
Banpu PCL	11,907,200	187,758
Banpu PCL, nonvoting depositary receipt	1,421,800	22,420
Bumrungrad Hospital PCL (4)	43,774,600	46,272
Glow Energy PCL	10,958,000	9,699
Rojana Industrial Park PCL	30,256,300	13,131
		279,280

Turkey - 1.21%
Akbank TAŞ	5,360,261	18,644
Aktas Elektrik Ticaret AŞ (1)	4,273	-
Anadolu Efes Biracılık ve Malt Sanayii AŞ	3,639,971	31,617
Coca-Cola İçecek AŞ, Class C	1,300,245	12,041
Koc Holding AŞ, Class B	1,314,555	3,599
Migros Türk TAŞ	664,895	11,003
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B (1)	823,420	993
Türk Telekomünikasyon AŞ, Class D (1)	9,687,878	32,684
Turkcell İletişim Hizmetleri AŞ.	1,998,052	11,570
Turkcell İletişim Hizmetleri AŞ. (ADR)	2,174,000	31,632
Türkiye Garanti Bankası AŞ (1)	2,987,978	6,912
Türkiye Petrol Rafinerileri AŞ	360,387	8,343
		169,038

United Arab Emirates - 0.19%
DP World Ltd.	31,533,367	27,119

United Kingdom - 1.89%
Eurasian Natural Resources Corp. PLC (1)	4,467,723	118,274
Ferrexpo PLC	3,419,093	26,863
Gem Diamonds Ltd. (1)	2,443,811	51,617
Hochschild Mining PLC	1,395,400	10,885
Kazakhmys PLC	258,790	8,138
Lonmin PLC	142,842	9,008
Lonrho PLC (1) (4)	20,377,200	9,334
Namakwa Diamonds Ltd. (1)	4,861,600	14,037
Volga Gas PLC (1)	1,382,346	14,666
		262,822

United States Of America - 0.53%
CTC Media, Inc. (1)	1,115,700	27,513
Genpact Ltd. (1)	1,700,300	25,368
Sohu.com Inc. (1)	297,400	20,949
		73,830

Vietnam - 0.10%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $4,515,000) (2) (3)	1,630,227	4,483
Vietnam Resource Investments (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (2) (3)	1,108,000	9,418
Vietnam Resource Investments (Holdings) Ltd., warrants expire June 18, 2009 (acquired 6/15/07, cost: $0) (1) (2)	110,800	-
		13,901

Multinational - 0.59%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $6,704,000) (2) (3) (4) (5)	55,951	12,723
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $38,003,000) (2) (3) (4) (5)	46,808	54,934
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (4)	609,873	4,470
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,336,000) (1) (2) (4)	318,677	2,336
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240	488
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369	6,659
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08, cost: $4,000) (1) (2) (4) (5)	3,800	4
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $197,000) (2) (3) (4)	600,000	58
		81,672

Miscellaneous - 1.00%
Equity securities in initial period of acquisition		139,551

Total equity securities (cost: $10,185,026,000)		13,120,502

Bonds and notes	Units or principal	Value
	amount (000)	(000)

Argentina - 0.60%
Republic of Argentina:
Index-Linked, Payment-in-Kind Bond, 8.601% December 31, 2033 (6)	ARS 267,537	76,693
GDP-Linked Bond, 0% December 15, 2035 (7)	216,715	6,548
		83,241

Brazil - 0.16%
Banco BMG SA 8.75% July 1, 2010	$2,750	2,784
Banco BMG SA 8.75% July 1, 2010 (acquired 6/22/05, cost: $10,069,000) (2)	10,080	10,206
Dasa Finance Corp. 8.75% May 29, 2018 (acquired 5/21/08, cost: $2,174,000) (2)	2,210	2,224
LIGHT - Serviços de Eletricidade SA 10.236% convertible debentures, June 30, 2015 (6)	BRL 3,284	4,465
Nota do Tesouro Nacional 10.00% January 1, 2017	5 units	2,400
		22,079

Colombia - 0.01%
Republic of Colombia 11.75% March 1, 2010	COP 3,100,000	1,629

Dominican Republic - 0.00%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $574,000) (2)	$546	560

India - 0.01%
Rajesh Exports Ltd. 0% convertible debentures, February 21, 2012 (7)	1,400	1,289

Indonesia - 0.06%
PT Medco Energi Internasional Tbk 0% convertible debentures, May 12, 2011 (7)	6,800	7,786

Russia - 0.04%
Evraz Group SA 8.875% April 24, 2013 (acquired 4/17/08, cost: $4,785,000) (2)	4,785	4,815
Russian Federation 7.50% March 31, 2030	274	308
		5,123

South Africa - 0.09%
Edcon Pty Ltd. 8.208% June 15, 2014 (6)	EUR 12,070	13,120

Turkey - 0.02%
Republic of Turkey:
14.00% January 19, 2011	TRY 2,300	1,608
Index-Linked Bond, 10.838% February 15, 2012 (6)	2,060	1,837
		3,445

Venezuela - 0.01%
Republic of Venezuela:
8.50% October 8, 2014	$129	122
7.65% April 21, 2025	1,225	971
		1,093

Total bonds and notes (cost: $142,314,000)		139,365

Short-term securities	Units or principal	Value
	amount (000)	(000)

Corporate short-term notes - 3.33%
American Honda Finance Corp. 2.33% due 8/12/08	29,200	29,119
ANZ National (International) Ltd. 2.43% due 7/14/08	28,600	28,573
Bank of America Corp. 2.25% due 7/18/08	10,600	10,588
Barton Capital Corp. 2.68% due 7/7/08	46,100	46,076
Calyon North America, Inc. 2.36% due 7/7/08	50,000	49,977
CBA (Delaware) Finance Inc. 2.34% due 7/7/08	53,700	53,675
DuPont (E.I.) de Nemours & Co. 2.10% due 7/11/08	28,000	27,982
Eksportfinans ASA 2.48%-2.50% due 7/1-8/4/08	30,860	30,825
Jupiter Securitization Corp. 2.42% due 7/11/08	35,000	34,974
Liberty Street Funding Co. 2.80% due 7/1/08	8,200	8,199
Lloyds TSB Bank PLC 2.30% due 7/3/08	22,700	22,696
Park Avenue Receivables Co. LLC 2.60% due 7/1/08	28,900	28,898
Procter & Gamble International Funding S.C.A. 2.20% due 8/6/08	48,000	47,873
Rabobank USA Financial Corp. 2.35% due 7/7/08	18,300	18,292
Sheffield Receivables Corp. 2.90% due 7/7/08	25,000	24,986
		462,733

Federal agency discount notes - 0.69%
Fannie Mae 2.07% due 7/28/08	63,500	63,389
Federal Home Loan Bank Discount Corp. 2.065% due 7/23/08	32,900	32,852
		96,241

Total short-term securities (cost: $559,006,000)		558,974

Total investment securities (cost: $10,886,346,000)		13,818,841

Net unrealized depreciation on foreign currency contracts (8)		(7,279)
Excess of cash and receivables over payables		113,065

Net assets		$13,924,627

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists.  As of June 30, 2008, the total value and cost of such securities were $263,235,000 and $271,960,000, respectively, and the value represented 1.89% of net assets.

(3) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.

(4) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund ( see note 7 in Notes to financial statements).

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
(6) Coupon rate may change periodically.
(7) Represents a zero coupon security that may convert to a coupon-bearing security at a later date.
(8) As of June 30, 2008, the unrealized foreign currency contracts payable consists of the following:

	Contract amount		U.S. valuation

				Unrealized
	Non-U.S.	U.S.	Amount	(depreciation)/appreciation
	(000)	(000)	(000)	(000)
Sales:
Czech Koruna to U.S. Dollar expiring 8/14/08-6/26/09	CZK 21,123	$14,139	$14,486	$(347)
Israeli Shekel to U.S. Dollar expiring 9/10-9/15/08	ILS 364,724	104,226	108,641	(4,415)
New Turkish Lira to U.S. Dollar expiring 9/18-9/25/08	TRY 46,383	35,966	36,657	(691)
Polish Zloty to U.S. Dollar expiring 8/14/08-6/26/09	PLN 166,066	75,841	76,828	(987)
South African Rand to U.S. Dollar expiring 7/16-8/18/08	ZAR 1,700,551	214,065	215,997	(1,932)
South Korean Won to U.S. Dollar expiring 8/11/08	KRW 85,194,779	82,327	81,234	1,093

Foreign currency contract ---net……………				$(7,279)

Abbreviations

Securities:
ADR - American Depositary Receipts
BDR - Brazilian Depositary Receipts
CDI - CREST Depository Interest
GDR - Global Depositary Receipts

Currencies other than U.S. dollars:
ARS - Argentine Peso
BRL - Brazilian Real
COP - Colombian Peso
CZK - Czech Koruna
EUR - Euro
ILS - Israeli Shekel
KRW - South Korean Won
PLN - Polish Zloty
TRY - New Turkish Lira
ZAR - South African Rand

 See Notes to financial statements

Financial statements

Statement of assets and liabilities		(dollars in thousands, except per-share data)
at June 30, 2008

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $10,482,795)	$13,404,839
Affiliated issuers (cost: $403,551)	414,002	$13,818,841

Cash		6,773
Receivables for--
Sales of investments	147,830
Sales of fund's shares	3,539
Dividends and interest	39,586
Open forward currency contracts	1,093
Non-U.S. taxes	19,374	211,422

		14,037,036

Liabilities:
Payables for--
Purchases of investments		93,324
Investment advisory fee		7,262
Directors' compensation		1,360
Other fees and expenses		1,728
Open forward currency contracts		8,372
Non-U.S. taxes		363

		112,409

Net assets at June 30, 2008 --
Equivalent to $12.95 per share on
1,075,418,703 shares of $0.01 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$13,924,627

Net assets consist of:
Capital paid in on shares of capital stock		$8,886,399
Undistributed net investment income		53,793
Accumulated net realized gain		2,058,512
Net unrealized appreciation		2,925,923

Net assets at June 30, 2008		$13,924,627

See Notes to financial statements

Financial statements

Statement of operations		(dollars in thousands)
for the year ended June 30, 2008

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $29,345; also includes $2,699 from affiliates)	$450,729
Interest (includes $177 from affiliates)	38,883	$489,612

Fees and expenses:
Investment advisory services	94,745
Custodian	7,541
Registration statement and prospectus	29
Auditing and legal	649
Reports to shareholders	23
Directors' compensation	870
Other	987

Total expenses before expense reduction	104,844
Custodian expense reduction	442	104,402

Net investment income		385,210

Realized gain and unrealized
appreciation on investments:
Net realized gain before non-U.S. taxes (includes $19,894 net loss from affiliates)	3,717,143
Non-U.S. taxes	347

Net realized gain on investments		3,717,490

Net change in unrealized appreciation on investment securities and other assets and liabilities	(3,452,360)
Net change in unrealized depreciation on open forward currency contracts	(7,498)

Net change in unrealized appreciation	(3,459,858)
Non-U.S. taxes	123

Net change in unrealized appreciation on investments		(3,459,735)

Net realized gain and net change in unrealized appreciation on investments		257,755

Net increase in net assets resulting
from operations		$642,965

Statement of changes in net assets		(dollars in thousands)

	Year ended June 30
	2008	2007

Operations:
Net investment income	$385,210	$180,825
Net realized gain on investments	3,717,490	3,172,778
Net change in unrealized appreciation on investments	(3,459,735)	2,130,184

Net increase in net assets resulting from operations	642,965	5,483,787

Dividends and distributions paid
to shareholders:
Dividends from net investment income and non-U.S. currency gain	(489,910)	(283,975)
Distributions from net realized gain on investments	(3,778,118)	(3,155,591)

Total distributions	(4,268,028)	(3,439,566)

Capital share transactions:
Proceeds from shares sold: 22,694,483 and 33,815,767* shares, respectively	322,653	520,168
Proceeds from shares issued in reinvestment of net investment income dividends and net
realized gain distributions: 297,687,658 and 244,994,225* shares, respectively	4,203,350	3,389,740
Cost of shares repurchased: 148,648,005 and 105,011,870* shares, respectively	(2,359,541)	(1,671,119)

Net increase in net assets resulting from capital share transactions	2,166,462	2,238,789

Total (decrease) increase in net assets	(1,458,601)	4,283,010

Net assets:
Beginning of year	15,383,228	11,100,218

End of year (including undistributed net investment income: $53,793 and $72,709,
respectively)	$13,924,627	$15,383,228

*The data reflects a 5-for-1 stock split effective at the close of business on January 12, 2007.

 See Notes to financial statements

Notes to financial statements

1.  Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type.   Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures approved by the fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of the portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market or unanticipated market closures. At June 30, 2008, 293 securities were fair valued with an aggregate value of $9,774,706,000. Of these 293 securities, 261 securities were fair valued with an aggregate value of $9,462,271,000 due to significant movements in the U.S. market after the close of trading in the markets of these securities.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation on investments.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.   As of June 30, 2008, unfunded capital commitments totaled $122,738,000.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.  The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.  Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

2.    Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; price fluctuations and revaluations of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; valuation challenges; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to taxes in those countries. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable. As of June 30, 2008, accrued non-U.S. taxes on realized and unrealized gains were $363,000.

As of June 30, 2008, the receivable for non-U.S. taxes includes $17,758,000 related to India capital gains taxes that are currently in dispute. Based on the advice of outside counsel, management believes it is more likely than not that the amount in dispute will be resolved in the fund’s favor. Potential tax, interest and penalty amounts relating to these issues, if any, may be assessed in the future. If the disputes are ultimately resolved unfavorably, it will not have a material adverse effect on the fund’s financial position or results of operations.

3.    Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on July 1, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of June 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.  As mentioned above, the fund could be subject to interest and penalty amounts related to India capital gain taxes.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state authorities for tax years before 2003and by tax authorities outside the U.S. for tax years before 2000.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; income on certain investments; and unrealized appreciation or depreciation of certain investments in securities outside the U.S.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the year ended June 30, 2008, the tax characters of distributions paid to shareholders were ordinary income, short-term realized gain and long-term realized gain in the amounts of $489,910,000, $539,731,000 and $3,238,387,000, respectively. For the year ended June 30, 2007, the tax characters of the distributions paid to shareholders were ordinary income and long-term realized gain in the amounts of $283,975,000 and $3,155,591,000, respectively.

During the year ended June 30, 2008, the fund reclassified $85,784,000 from undistributed net realized gains to undistributed net investment income; and reclassified $145,915,000 from undistributed net realized gains to capital paid in on shares of capital stock to align the financial reporting with tax reporting.

As of June 30, 2008, the tax basis of unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$244,102,000
Undistributed long-term capital gains	2,010,995,000
Gross unrealized appreciation on investment securities	3,741,868,000
Gross unrealized depreciation on investment securities	945,403,000
Net unrealized appreciation on investment securities	2,796,465,000
Cost of investment securities	11,022,376,000

During the year ended June 30, 2008, the fund realized, on a tax basis, a net capital gain of $3,169,379,000.

4.    Fees and transactions with related parties

Investment advisory services fee – The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee – The fund has an agreement with American Funds Service Company® (AFS), the transfer agent for the fund.  AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing.  Transfer agent fees were $2,000 for the year ended June 30, 2008.  This amount was included in other fees and expenses.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $705,000 in current fees (either paid in cash or deferred) and a net increase of $165,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5.    Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of June 30, 2008, the total value of restricted securities was $263,235,000, which represents 1.89% of the net assets of the fund.

6.    Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,526,225,000 and $10,354,026,000, respectively, during the year ended June 30, 2008.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank.  For the year ended June 30, 2008, the custodian fee of $7,540,000 was reduced by $442,000, rather than paid in cash.

7.    Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2008, is as follows:

					Dividend
					and interest
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Bumrungrad Hospital	34,760,100	9,014,500	-	43,774,600	$759	$46,272
CIC Energy	2,608,700	643,000	-	3,251,700	-	24,718
Gmarket	-	2,554,429	-	2,554,429	-	52,366
IJM	39,594,014	11,581,300	2,428,800	48,746,514	426	82,104
Lonrho	-	20,377,200	-	20,377,200	-	9,334
McLeod Russel India	5,566,169	-	-	5,566,169	138	8,764
StemLife	5,090,300	3,241,600	-	8,331,900	23	4,466
Transmile Group	15,205,500	-	-	15,205,500	-	5,647

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund	10,539,847	889,266	-	11,429,113	-	20,926
Baring Vostok Private Equity Fund III	16,901,200	2,559,014	-	19,460,214	-	36,177
Baring Vostok Private Equity Fund IV	150,137	6,460,234	-	6,610,371	-	5,936
Capital International Global Emerging Markets
Private Equity Fund	55,905	46	-	55,951	21	12,723
Capital International Private Equity Fund IV	44,370	2,438	-	46,808	260	54,934
International Hospital	887,506	41,044	-	928,550	-	6,806
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	7,147
New GP Capital Partners	27,000	-	-	27,000	12	-
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	70	58
Pan African Investment Partners II	-	3,800	-	3,800	-	4
South African Private Equity Fund III	27,594	-	-	27,594	42	35,620

Unaffiliated issuers*:
CTCI	33,626,710	706,160	6,414,000	27,918,870	1,077	-
Tele Norte Celular Participações	31,913,830,561	-	31,913,830,561	-	48	-
Transmeridian Exploration	5,808,500	337,400	6,145,900	-	-	-
Vietnam Resource Investments	1,108,000	110,800	-	1,218,800	-	-
					$2,876	$414,002

*Affiliated during the period but no longer affiliated at June 30, 2008.

Financial highlights

	Year ended June 30*

	2008	2007 +	2006 +	2005 +	2004 +
Net asset value, beginning of year	$17.02	$15.21	$15.70	$11.87	$9.48

Income from investment
operations:
Net investment income	.39	.22	.26	.27	.19
Net realized and unrealized gain on investments	.68	6.56	5.05	3.77	2.45

Total income from investment operations	1.07	6.78	5.31	4.04	2.64

Less distributions:
Dividends from net investment income	(.59)	(.41)	(.50)	(.21)	(.25)
Distributions from net realized gains	(4.55)	(4.56)	(5.30)	-	-

Total distributions	(5.14)	(4.97)	(5.80)	(.21)	(.25)

Net asset value, end of year	$12.95	$17.02	$15.21	$15.70	$11.87

Total return	3.78%	52.08%	37.88%	34.34%	27.89%

Ratios/supplemental data:
Net assets, end of year (in millions)	$13,925	$15,383	$11,100	$13,632	$15,758
Ratio of expenses to average net assets	0.67%	.70%	.72%	.71%	.70%
Ratio of net income to average net assets	2.47%	1.39%	1.57%	1.96%	1.64%
'Portfolio turnover rate	57.50%	52.19%	38.48%	29.00%	35.36%

* The per-share data is based on average shares outstanding.
+ The per share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the "Fund") at June 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities owned at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 18, 2008

Tax information
          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.  The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2008:

Long-term capital gains	$3,238,387,000
Foreign taxes	$0.02 per share
Foreign source income	$0.48 per share
Qualified dividend income	$419,923,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example
    unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 through June 30, 2008).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2008	Ending account value 6/30/2008	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$898.68	$3.16	.67%
Hypothetical 5% return before expenses	1,000.00	1,021.53	3.37	.67

* Expenses are equal to the fund’s annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (CII) for an additional one-year term through June 20, 2009, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund’s investment results, portfolio composition, sales and redemptions, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with CII representatives and in a private session with independent counsel at which no CII representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

CII, its personnel and its resources

The board and the committee considered the depth and quality of CII’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; and the low turnover rates of its key personnel. The board and the committee considered CII’s commitment to research and its multiple portfolio manager system, noting that CII continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered CII’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the directors informed; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including information technology, legal, fund accounting and treasury functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2007, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results both in absolute terms and relative to its benchmark and the selected funds. The directors observed that the fund’s results had generally exceeded the benchmark over the short and long term, but had slightly lagged for the one- and five-year periods. The board and the committee also noted that CII had made considerable efforts to enhance its investment process and research coverage. The board and committee concluded that the fund’s results over the long term and short term have generally been satisfactory and that CII’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by CII and of other comparable third-party funds, as well as emerging markets equity investment management fees charged to separate accounts advised by CII. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from a third party regarding advisory rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by comparable retail mutual funds with emerging market equity mandates and are reasonable when compared with the fees institutional investors are typically charged.

5. Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding CII’s costs of providing services to the fund and its other institutional clients, and also reviewed the resulting level of profits to CII. The board and the committee considered CII’s commitment to investing in technology, infrastructure and staff to maintain and enhance the services provided by CII. The board and the committee considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown. The board and the committee concluded that CII’s profitability from its relationship with the fund was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by CII and its affiliates as a result of CII’s relationship with the fund and other clients of CII, including fees paid to CII’s affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The board and the committee also reviewed CII’s portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Board of directors and other officers

“Independent” directors

	Year first
	elected
Name, age and	a director
position with fund	of the fund[1]	Principal occupation(s) during past five years

Paul N. Eckley, 53	2005	Senior Vice President, Investments, State Farm Insurance Companies[4]

Nancy C. Everett, 53	2005
Chairman of the Board, Chief Executive Officer and former President and Chief Investment Officer, General Motors Investment Management Corporation; former Chief Investment Officer, Virginia Retirement System

Beverly L. Hamilton, 61	1991	Retired President, ARCO Investment Management
Vice Chairman of the Board		Company
(Independent and Non-Executive)

Raymond Kanner, 55	1997	Managing Director and Chief Investment Officer, IBM Retirement Funds; former Director, Global Equity Investments, IBM Retirement Funds

L. Erik Lundberg, 48	2005	Chief Investment Officer, University of Michigan

Helmut Mader, 66	1986	Managing Director, Mader Capital Resources GmbH;
		former Director, Deutsche Bank AG

William B. Robinson, 70	1986	Director, Reckson Asset Management Australia
Chairman of the Board		Limited; former Director, Unwired Australia Group
(Independent and Non-Executive)		Limited (Internet service provider); former Director,
		Deutsche Asset Management Australia Limited

Michael L. Ross, 39	2006	Chief Investment Officer and Partner, Makena
		Capital Management, LLC; former Chief Investment
		Officer, Stanford Management Company

Aje K. Saigal, 52	2000	Director of Investment Policy and Strategy,
		Government of Singapore Investment
		Corporation Pte. Limited

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Paul N. Eckley, 53	1	None

Nancy C. Everett, 53	1	General Motors Asset Management Absolute Return Strategies Fund, LLC

Beverly L. Hamilton, 61	1	Oppenheimer Funds (director for 38 portfolios
Vice Chairman of the Board		in the fund complex)
(Independent and Non-Executive)

Raymond Kanner, 55	1	None

L. Erik Lundberg, 48	1	None

Helmut Mader, 66	1	None

William B. Robinson, 70	1	None
Chairman of the Board
(Independent and Non-Executive)

Michael L. Ross, 39	1	None

Aje K. Saigal, 52	1	None

“Interested” directors[5]

	Year first
	elected a director
Name, age and	or officer	Principal occupation(s) during past five years and
position with fund	of the fund[1]	positions held with affiliated entities of the fund

Shaw B. Wagener, 49	1997	Chairman of the Board, Capital International, Inc.;
President and Chief		President and Director, Capital Group International,
Executive Officer		Inc.;[6] Senior Vice President, Capital Guardian Trust Company;[6] Director, The Capital Group Companies, Inc.[6]

Victor D. Kohn, 50	1996	President and Director, Capital International, Inc.;
Executive Vice President		Director, Capital Guardian Trust Company[6]

David I. Fisher, 68	1986
Vice Chairman of the Board, Capital International, Inc.; Chairman of the Board, Capital Group International, Inc.; [6] Director, Capital Group Research, Inc.; [6] Chairman of the Board, Capital Guardian Trust Company; [6] Vice Chairman of the Board, Capital International Limited;[6] Director, Capital International Research, Inc.;[6] Non-Executive Chair, The Capital Group Companies, Inc.[6]

“Interested” directors[5]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

Shaw B. Wagener, 49	1	None
President and Chief
Executive Officer

Victor D. Kohn, 50	1	None
Executive Vice President

David I. Fisher, 68	1	None

Chairman emeritus
Walter P. Stern, 79		Vice Chairman of the Board, Capital International, Inc.; Senior Partner, Capital Group International, Inc.[6]

Other officers

	Year first
	elected
Name, age and	an officer	Principal occupation(s) during past five years
position with fund	of the fund[1]	and positions held with affiliated entities of the fund

Michael A. Felix, 47	1993	Senior Vice President and Director, Capital
Vice President and		International, Inc.; Senior Vice President, Treasurer
Treasurer		and Director, Capital Guardian Trust Company;[6] Director, Capital Group Research, Inc.[6]

Peter C. Kelly, 49	1996	Senior Vice President, Senior Counsel, Secretary
Vice President		and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[6] Secretary, Capital Group International, Inc.[6]

Robert H. Neithart, 43	2000	Executive Vice President and Research Director,
Vice President		Capital International Research, Inc.;[6] Vice President and Director, Capital Strategy Research, Inc.;[6] Senior Vice President and Director, Capital Guardian Trust Company[6]

Abbe G. Shapiro, 48	1997	Vice President, Capital International, Inc.;
Vice President		Vice President, Capital Guardian Trust Company[6]

M. Elaine Teo, 42	2006	Senior Vice President, Capital International, Inc.;
Vice President		Executive Vice President and Director, Capital International Research, Inc.[6]

Lisa B. Thompson, 42	2000	Senior Vice President, Capital International
Vice President		Research, Inc.[6]

Ricardo V. Torres, 38	2006	Executive Vice President and Research Director,
Vice President		Capital International Research, Inc.[6]

Nelson N. Lee, 37	2005	Vice President and Associate Counsel, Capital
Secretary		International, Inc.; Vice President and Associate Counsel, Capital Guardian Trust Company[6]

Laurie D. Neat, 37	2005	Assistant Vice President and Senior Compliance
Assistant Secretary		Manager, Capital International, Inc.; Assistant Vice President and Senior Compliance Manager, Capital Guardian Trust Company[6]

Bryan K. Nielsen, 35	2006	Assistant Vice President, Capital International, Inc.;
Assistant Treasurer		Vice President, Capital Guardian Trust Company[6]

The statement of additional information (SAI) includes additional information about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.
[2]Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.

[3]This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

[4]For over five years until his resignation in June 2006, Paul N. Eckley served as senior vice president of State Farm Mutual Funds Trust and of State Farms Variable Products Trust, each of which have certain funds that are sub-advised by Capital Guardian Trust Company, an affiliate of the fund’s investment adviser, Capital International, Inc.

[5]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[6]Company affiliated with Capital International, Inc.

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International    Capital Guardian    Capital Research and Management    Capital Bank and Trust    American Funds

Lit. No. MFGEAR-915-0808P (NLS)

Litho in USA  TAG/WS/6391-S16416

© 2008 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made by dialing 800/421-0180, ext. 96245 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Paul N. Eckley, Raymond Kanner, L. Erik Lundberg, Helmut Mader, and Michael L. Ross, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

a)	Audit Fees:
2007                                $125,000
2008                                $128,000

b)	Audit- Related Fees:
2007                                none
2008                                none

c)	Tax Fees:
2007                                $87,000
2008                                $62,000

The tax fees for 2007 and 2008 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2007: $11,000 2008: $12,000); preparing the local tax return and routine tax compliance services in India and Venezuela (2007: $72,000, 2008: $34,000); and other tax services in India and Venezuela (2007: $4,000, 2008: $16,000).

d)	All Other Fees:
2007                                none
2008                                none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)            Not Applicable

b)            Audit- Related Fees:
2007                                none
2008                                none

c)            Tax Fees:
2007                                $7,000
2008                                $2,000

d)            All Other Fees:
2007                                none
2008                                none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $64,000 for fiscal year 2008 and $94,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: August 29, 2008

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: August 29, 2008